Exhibit 10.2

IN ORDER TO VOID A TRANSACTION, A PURCHASER MUST SEND A TELEGRAM OR LETTER TO THE COMPANY AT THE ADDRESS PROVIDED IN THIS AGREEMENT. SUCH TELEGRAM OR LETTER MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER, IT IS PRUDENT TO SEND SUCH A LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD A PERSON MAKE THIS REQUEST ORALLY, HE OR SHE MUST ASK FOR WRITTEN CONFIRMATION THAT SUCH REQUEST HAS BEEN RECEIVED.

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE STATE OF FLORIDA.

WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO FLORIDA STATUTE § 517.061(11)(a) IS VOIDABLE BY THE PURCHASE IN SUCH SALE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

LOAN AGREEMENT

This Agreement is made as of ___________, by and among EPIEN Medical, Inc., a Minnesota corporation (the “Borrower”) and ______________, as joint tenants with right of survivorship (“the Lender” ).

SECTION 1 - BRIDGE LOAN

1.1. Agreement to Purchase and Sell Notes and Warrants. The Borrower hereby agrees to issue and sell to the Lender, and the Lender hereby agree to purchase from the Borrower: a) a Promissory Note (the “Note”), in the principal amount of $_________, and b) a Warrant (the “Warrant” and collectively with the Note, the “Loan Documents”) that grants the Lenders the right to purchase from the Company ______ fully paid and nonassessable shares of common stock of the Company (the “Warrant Shares” and collectively with the Warrant, the “Securities”).

1.2 The Company agrees that the entire outstanding principal amount of the Note, together with all interest accrued thereon, shall be due and payable in lawful money of the United States of America in immediately available funds at the earlier of either (i) three (3) years (“Due Date”), unless the Note shall have been prepaid, upon presentation and surrender of the Note, duly endorsed in blank, at the principal office of the Company; provided, however, that the principal and all accrued interest of the Note may be converted into securities of the Company, as provided in Section 2 of the Note. The Note shall provide for interest at the rate of (rate) percent (__%) per annum, payable in full on the Due Date. The Company may prepay the principal of the Note in whole at any time without premium or penalty upon not less than fifteen (15) days advance written notice to the Lender. The Company may prepay in whole or in part any interest due under the Note without notice.

SECTION 2 - REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower represents and warrants to the Lender as follows:

2.1 That this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company;

2.2 That all corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant and the Warrant Shares has been taken on or prior to the date hereof;

SECTION 3 – REPRESENTATIONS AND WARRANTIES OF THE LENDER

3.1 Information About the Company. The Lender has obtained all information about the Company as the Lender believes relevant to the decision to purchase the Note and the Warrant including, but not limited to, the Company’s Articles of Incorporation and the Company’s Bylaws. The Lender has also had the opportunity to ask questions of, and to receive answers from the Company or an agent or a representative of the Company concerning the terms and conditions of the investment and the business and affairs of the Company and to obtain any additional information necessary to verify such information, and the Lender has received such information concerning the Company as the Lender considers necessary or advisable in order to form a decision concerning an investment in the Company.

The Lender understands that any document which the Lender may have been shown or of which the Lender may have been furnished a copy, is not a prospectus, placement memorandum, offering circular, offering statement, or similar document. Any such document was not prepared, and the Lender understands that any such document was not prepared, with the purpose of providing full and accurate disclosure to investors. The Lender understands that any such document has been furnished to the Lender only as part of an overall furnishing of information about the Company and that the Lender has viewed the information set forth therein with a critical frame of mind and, to the extent that information contained in any such document was deemed by the Lender to be important information in making an investment decision, the Lender has discussed such information with officers and other personnel of the Company in order to form a better judgment regarding the accuracy and adequacy of such information. The Lender agrees that no statement in any document, even if framed as a factual statement, will, of itself, constitute a factual representation by the Company in light of the various purposes for which any such document may have been created.

3.2 Forward-Looking Information. The Lender acknowledges and understands that any information provided about the Company’s future plans and prospects is uncertain and subject to all of the uncertainties inherent in predictions.

3.3 No Review by Federal or State Regulators. The Lender understands that this transaction has not been reviewed or approved by the United States Securities and Exchange Commission (the “Commission”) or by any state securities or other authority and, because of the small number of persons solicited and the private nature of the placement, that all documents, records and books pertaining to this investment have been made available to the Lender and the Lender’s representatives, such as attorneys, accountants and/or purchaser representatives.

3.4 High Degree of Risk. The Lender realizes that this investment involves a high degree of risk, including the risk of loss of all investment in the Company.

3.5 Ability to Bear the Risk. The Lender is able to bear the economic risk of the investment, including the total loss of such investment.

3.6 Appropriate Investment. The Lender believes, in light of the information provided pursuant to paragraph 3.1 above, that investing funds pursuant to the terms of this Agreement is an appropriate and suitable investment for the Lender.

3.7 Financial Condition. The Lender’s current financial condition is such that (and the Lender expects its financial condition to be such that in the near future) the Lender does not have any present or contemplated need to dispose of any portion of the Note, Warrant or Warrant Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

3.8 Business Sophistication. The Lender is experienced and knowledgeable in financial and business matters to the extent that the Lender is capable of evaluating the merits and risks of the prospective investment in the Securities. The Lender has obtained, to the extent the Lender deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Securities in light of the Lender’s financial condition and investment needs. The Lender has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information and, particularly, the Lender has obtained and has had the opportunity to obtain, information from the Company as set forth in Section 3.1 above.

3.9 Residency. The Lender is a resident of the state and country set forth on the Signature Page. The Loan Documents are being purchased by the Lender in the Lender’s name solely for the Lender’s own beneficial interest and not as a nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

3.10 Not Subject to Backup Withholding. The Lender certifies, under penalty of perjury, that the Lender is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: The Lender is subject to backup withholding if: (i) the Lender fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that the Lender furnished incorrect Social Security Numbers or Taxpayer Identification Numbers; (iii) the Lender is notified that it is subject to backup withholding; or (iv) the Lender fails to certify that it is not subject to backup withholding or fails to certify the Lender’s Social Security Number or Taxpayer Identification Number.)

3.11 Legal Representation. The Lender understands that: (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of securities contemplated herein; (ii) legal counsel engaged by the Company does not represent the Lender or the Lender’s interests; and (iii) the Lender is not relying on legal counsel engaged by the Company. The Lender has had the opportunity to engage, and obtain advice from, the Lender’s own legal counsel with respect to the investment contemplated herein.

3.12 Accredited Status. The Lender represents and warrants as follows (please CHECK applicable items):

(a)	INDIVIDUALS:

(i)	The Lender is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you must exclude your principal residence as an asset, and as a liability every indebtedness that is secured by your primary residence except to the extent such indebtedness is in excess of the estimated fair market value of the primary residence as of the date hereof. Equity in personal property and real estate should be based on the fair market value of such property less any debt secured by such property.)

(ii)	The Lender is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

(iii)	The Lender is an individual that had with his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

(iv)	The Lender is a director or executive officer of the Company.

(b) ENTITIES (Please provide a copy of the entity’s charter documents):

(i)	The Lender is a (initial one):

(A)	General Partnership

(B)	Limited Liability Partnership

(C)	Limited Partnership

(D)	Limited Liability Company

(E)	Corporation

(F)	Business Trust

(G)	Other Entity (please specify): _________________

(ii) The Lender is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Act”). This representation is based on the following (initial one or more, as applicable):

(A) The Lender (or, in the case of a trust, the Lender trustee) is a bank or savings and loan association as defined in Section 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

(B) The Lender is a broker/dealer registered pursuant to the Securities Exchange Act of 1934.

(C) The Lender is an insurance company as defined in Section 2(13) of the Act.

(D) The Lender is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(E) The Lender is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(F) The Lender is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (initial one or more, as applicable):

(1) The investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

(2) The employee benefit plan has total assets in excess of $5,000,000.

(3) The plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Act.

(G) The Lender is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(H) The Lender has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (initial one or more, as appropriate):

(1) An organization described in Section 501(c)(3) of the Internal Revenue Code.

(2) A corporation.

(3) A Massachusetts or similar business trust.

(4) A partnership

(5) A limited liability company.

(I) The Lender is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of investing in the Company and whose purchase is directed by a person described in Rule 506(b)(2)(ii) under the Act.

(J) The Lender is an entity, all of whose equity owners are accredited investors. (Please provide written representation of accredited investor status from each equity owner.)

if you have not initialed any of the foregoing, you are not an accredited investor and cannot purchase any securities

IF YOU HAVE INITIALED ANY OF THE FOREGOING, PLEASE PROCEED.

(iii) Entities. A REPRESENTATIVE OF AN ENTITY LENDER MUST INITIAL HERE. If the Lender is an entity, the individual(s) signing on behalf of the Lender and the Lender, jointly and severally, agree and certify that this Agreement has been duly authorized by all necessary action on the part of the Lender, has been duly executed by and authorized representative of the Lender, and is a legal, valid and binding obligation of the Lender enforceable in accordance with its terms.

SECTION 4 - COVENANTS OF THE BORROWER

4.1 The Lender and the Company acknowledge that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and that the Securities will be issued to the Lender in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws and in reliance on the Lender’s and the Company’s representations and agreements contained herein. The Lender is acquiring the Securities for the account of the Lender for investment purposes only and not with a view to their resale or distribution. The Lender has no present intention to divide its participation with others or to resell or otherwise dispose of all or any part of the Securities.

4.2 The Lender agrees that if the Securities or any part thereof are sold or distributed in the future, the Lender shall sell or distribute them pursuant to the requirements of the Securities Act and applicable state securities laws. The Lender agrees that the Lender will not transfer any part of the Securities without (i) obtaining a “no action” letter from the Commission and applicable state securities commissions; (ii) obtaining an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws; or (iii) registration.

4.3 The Lender understands that the Company at a future date may file a registration or offering statement (the “Registration Statement”) with the Commission to facilitate a public offering of its securities. The Lender agrees, for the benefit of the Company, that should such an initial public offering be made and should the managing underwriter of such offering require, the Lender will not, without the prior written consent of the Company and such underwriter, during the “Lockup Period” as defined herein: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Warrant Shares beneficially owned by the Lender during the Lockup Period; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Warrant Shares beneficially owned by the Lender during the Lockup Period; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Warrant Shares. The foregoing does not prohibit gifts to donees or transfers by will or the law of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term “Lockup Period” shall mean the lesser of (x) 180 days and (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company’s Common Stock. The Lockup Period shall commence on the effective date of the Registration Statement.

4.4 The Lender agrees that the Company may place one or more restrictive legends on any certificates evidencing the Securities containing substantially the following language:

The shares represented by this certificate have not been registered under the Securities Act of 1933. As amended (the “Act”), or under the securities laws of any state or foreign jurisdiction (“Other Laws”) in reliance upon the representation by the holder that they have been acquired for investment purposes only and not with a view to resale or further distribution. Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated, nor will any assignee or endorsee hereof be recognized as an owner hereof by EPIEN Medical, Inc. for any purpose, unless a registration statement under the Act and any applicable Other Law with respect to such shares shall then be in effect or unless the availability of an exemption from registration shall be established to the satisfaction of counsel for the EPIEN Medical, Inc..

A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder upon request and without charge.

4.5 The Lender agrees that the Company may place a stop transfer order with its registrar and transfer agent (if any) covering all Securities.

4.6 The Lender understands that the Securities are not freely transferable and may in fact be prohibited from sales for an extended period of time and that, as a consequence thereof, the Lender must bear the economic risk of an investment in the Securities for an indefinite period of time and may have extremely limited opportunities to dispose of the Securities. The Lender realizes that there will likely be no market for the Securities, and that there are significant restrictions on transferability thereof.

4.7 The Lender understands and acknowledges that the Company has no obligation to undertake or complete a public offering of its securities, that even if a public offering is undertaken and successfully completed, the Securities subscribed for hereby will remain subject to restrictions on transferability described herein, and that even if a public offering is undertaken and completed, the Lender may never be able to sell its Securities pursuant to Rule 144 under the Act.

4.8 The Lender further understands and acknowledges that the Company currently does not file periodic reports with the Commission pursuant to the requirements of Section 13 or 15(d) of the Exchange, and may not be obligated to file such reports at any time in the future. The Lender also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Securities to be made under the provisions of certain rules respecting “restricted securities,” including Rule 144 promulgated under the Act by the Commission. Thus, the Lender has been informed that the Company is not obligated to make publicly available or to provide the Lender with the information required by Rule 144.

4.9 The Lender shall supply such additional information and documentation relating to the Lender and any persons who have any rights or interest in the Lender as may be requested by the Company in order to ensure compliance by the Company with applicable laws. If at any time prior to the Company’s execution of this Agreement, an adverse change occurs with respect to the Lender such that the information, representations and warranties of the Lender set forth in this Agreement are no longer accurate, the Lender shall immediately notify the Company of the inaccuracy in writing and shall deliver the updated, accurate information to the Company.

SECTION 5 – COVENANTS OF THE BORROWER

5.1 The Borrower shall, during the time that the Loan Documents remain outstanding, reserve and keep available from its authorized but unissued shares of Common Stock, a sufficient number of shares to issue the Warrant Shares.

SECTION 6 - DEFAULTS

6.1 Events of Default. Each of the following events shall be an event of default (the “Events of Default”) for purposes of this Agreement and the Note:

a) Failure of the Borrower to pay the principal or interest on the Note when due;

b) Failure of the Borrower to perform or observe any covenant or agreement as required by the Loan Documents;

c) the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or its property, (ii) make a general assignment for the benefit of creditors, (iii) be adjudicated as bankrupt or insolvent, or (d) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or any arrangement with creditors or to take advantage of any bankruptcy; or

d) a petition shall be filed with respect to the Company under the United States Bankruptcy Code or in any court of competent jurisdiction seeking reorganization of the Company or appointing a receiver, trustee or liquidator thereof or of all or a substantial part of the assets thereof, and such petition shall not be dismissed within sixty (60) calendar days, or an order, judgment or decree shall be entered without the application, approval or consent of the Company, whichever is applicable, by any court of competent jurisdiction, approving such a petition, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days.

6.2. Rights and Remedies. If any Event of Default shall occur the Lender may exercise any or all of the following rights and remedies;

a) Declare the Note, all interest thereon, and all other obligations under, or pursuant to, the Loan Documents to be immediately due and payable, and upon such declaration such Note, interest and other obligations shall immediately be due and payable, without presentment, demand, protest or any notice of any kind, all of which are expressly waived;

b) Exercise any other right or remedy available to the Lender at law or in equity.

SECTION 7 - MISCELLANEOUS

7.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power. The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

7.2 Amendments and Waivers. No amendment or waiver or any provisions of any Loan Document shall be effective unless such amendment or waiver is in writing signed by the Lender and such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

7.3 Notices, Etc. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, sent by facsimile transmission to the telephone number as may hereinafter be designated by the recipient to the sender, or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address as may hereafter be designated by the addressee to the addresser. All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of facsimile transmission, on the date of transmission, and (c) in the case of mailing, on the third day after the posting thereof.

7.4 Costs and Expenses. The Borrower and Lender each agree to pay their own costs and expenses in connection with the enforcement of the Loan Documents, including reasonable attorneys’ fees and legal expenses (whether suit is commenced or not).

7.5 Governing Law. All Loan Documents will be governed by and construed in accordance with the laws of the State of Minnesota, excluding that body of law relating to conflict of laws. The Fourth Judicial District of the State of Minnesota shall have competent jurisdiction and venue to hear and decide any controversy or claim arising out of or relating to the Loan Documents.

7.6 Severability. If any term in this Agreement shall be held to be illegal or unenforceable, the remaining portions of this agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

7.7 Binding Effect; Assignment. All Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. Neither the Borrower nor the Lender may assign their rights or interest under the Loan Documents without the prior written consent of the other party.

7.8 Survival of Warranties. The warranties, representations and covenants of the Borrower contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Lender or the Borrower.

7.9 Indemnification. The Lender agrees to indemnify the Company, and each current and future officer, director, employee, agent and shareholder of the Company, against and to hold them harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys’ fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the Lender contained in this Agreement, including, without limitation, any violation or alleged violation of the registration requirements of the Securities Act or applicable state law in connection with any subsequent sale of the Securities or any portion thereof by the Lender.

7.10 Arbitration. Any dispute regarding this Agreement or the Lender’s investment in the Company (including, without limitation, claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Securities, shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in Minneapolis, Minnesota U.S.A. pursuant to the Rules and Code of Arbitration of the American Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc.

SIGNATURE PAGE

Lender must complete and sign this page. Total payment to be made now is the amount on line 8.

1.	Lender Name (please print) ____________________________________

2.	Mailing Address: ____________________________________

3.	Tel. No.: ____________________________________

4.	Total Number of Warrant Shares Subject to Warrant: ________________________

5.	Total Purchase Price of Note: ___________________________________

SIGNATURE OF LENDER or REPRESENTATIVE: ___________________________________

 ___________________________________

Date of Signature:  ___________________________________

ACCEPTANCE:

EPIEN MEDICAL, INC. hereby executes this Agreement as of the date set forth below.

By:
Reginald Dupre
Chief Executive Officer

Dated: _________________________________

Please return this Bridge Loan Agreement to:

EPIEN MEDICAL, INC..
4225 White Bear Parkway

Suite 600

St. Paul, MN 55110-3389

Attn.: Mr. Reginald Dupre

NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITY REPRESENTED BY THIS
PROMISSORY NOTE SHALL BE MADE UNLESS A REGISTRATION STATEMENT IS IN EFFECT
WITH RESPECT TO SUCH SECURITIES UNDER THE FEDERAL SECURITIES ACT OF 1933, AS
AMENDED, AND THE SECURITIES ARE APPROPRIATELY REGISTERED OR QUALIFIED UNDER
APPLICABLE STATE SECURITIES LAWS, OR EXEMPTION FROM THE APPLICABLE
REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS ARE, IN
THE OPINION OF LEGAL COUNSEL, THEN APPLICABLE TO SUCH SECURITIES.

PROMISSORY NOTE

FIXED TERM CONVERTIBLE NOTE	White Bear Lake, Minnesota

$_________	_______________

FOR VALUE RECEIVED, EPIEN Medical, Inc., a Minnesota corporation (the “Company”), hereby promises to pay to the order of ______________ (an individual) with right of survivorship (“Payee”), the principal sum of ___________________Dollars ($_______) (“Principal”), together with interest as provided for herein.

This Promissory Note shall be subject to the following terms and conditions and the terms and conditions contained in the Loan Agreement, dated the date hereof, between the Company and Payee (the “Loan Agreement”):

SECTION 1

Terms

Interest Rate. The Company agrees to pay interest on the outstanding Principal from the date of this Promissory Note until the Principal has been paid in full and at a fixed rate per annum equal to _______ percent (___%). Such interest shall be computed on the basis of actual days elapsed and a year of 365 days, payable in full on the Due Date.

Payment Date. The Company agrees that the entire outstanding Principal, together with all interest accrued thereon, shall be due and payable in lawful money of the United States of America in immediately available funds three year from the date hereof (“Due Date”), unless this Promissory Note shall have been prepaid, upon presentation and surrender of this Promissory Note, duly endorsed in blank, at the principal office of the Company; provided, however, that the Principal and all accrued interest of this Promissory Note may be converted into securities of the Company, as provided in Section 2 hereof.

Default. If an Event of Default, as defined in the Loan Agreement, shall have occurred and be continuing, Payee may, at Payee’s option, exercise any right, power or remedy permitted to it by law and shall have, in particular, without limitation on the foregoing, the right to declare the entire unpaid Principal of this Promissory Note and interest accrued thereon to be due and payable, without any presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived.

Prepayment. The Company may prepay the Principal of this Promissory Note in whole at any time without premium or penalty upon not less than fifteen (15) days advance written notice to Payees. The Company may prepay in whole or in part an interest due under the Promissory Note without notice.

Related Promissory Notes. This Promissory Note is one of a series of Promissory Notes (collectively, the “Notes”), all of which are substantively similar to this Promissory Note.

SECTION 2

Convertibility

Optional Conversion. At any time from and after one year from the date hereof, Payee may elect to convert all of the then outstanding Principal and accrued but unpaid interest due under this Promissory Note into shares of Common Stock of the Company, $0.01 par value per share (the “Common Stock”) by giving written notice of such election on or prior to the Due Date. The conversion price per share for the shares of Common Stock purchased by Payee pursuant to conversion of this Promissory Note shall equal a twenty-five percent (25%) discount of the current fair market value of a share of the Common Stock as of the date of the conversion (the “Conversion Price”). In lieu of issuing fractional shares, the Company shall pay all of the cash value of any fractional interest to Payee.

Fair Market Value. For purposes of this Section, “Fair Market Value” means (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such days, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefore in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company’s Board of Directors determines in good faith in the exercise of its reasonable discretion.

Mandatory Conversion. At any time from and after one year from the date hereof, or as of and from such earlier date as the Company’s Board of Directors shall determine in its sole discretion, all of the then outstanding Principal and accrued but unpaid interest due under this Promissory Note shall automatically convert to Common Stock at the Conversion Price immediately prior to the occurrence of any of the following: i) a merger in which the shareholders of the Company prior to the merger hold less than 50% of the voting power of the capital stock of the surviving corporation after such merger, a sale of all of the assets of the Company or a transaction or series of transactions in which 50% or more of the voting power of the capital stock of the Company is transferred; or ii) the closing of an initial public offering of the Company’s equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended.

SECTION 3

Warrant Coverage

The Company hereby issues to Payee a warrant to purchase ______ shares of Common Stock of the Company at an exercise price of $_____ per share:

The form of any warrant issued pursuant to this Section 3 shall be the attached Exhibit A.

SECTION 4

Miscellaneous

Transferability. Other than pursuant to registration under federal and any applicable state securities laws or an exemption from such registration, this Promissory Note may not be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily) by Payee unless the Company receives from the transferee such representations and agreements as the Company may determine in its sole discretion to be necessary and appropriate to permit such transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing this Promissory Note shall bear appropriate legends setting forth these restrictions on transfer.

Benefit of Promissory Note. This Promissory Note shall be binding upon, and shall inure to the benefit of and be enforceable by Payee and its successors and assigns.

Costs. The Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event this Promissory Note is not paid in full by the date required in Section 1, the Company shall pay all of Payee’s costs of collection, including but not limited to, all reasonable attorneys’ fees.

Governing Law and Construction. This Promissory Note shall be construed in accordance with and governed by the laws of the State of Minnesota. Whenever possible, each provision of this Promissory Note and any other statement, instrument or transaction contemplated hereby and valid under such applicable law, but, if any provision of this Promissory Note or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note or any other statement, instrument or transaction contemplated hereby or relating hereto. In the event of any conflict with, between or among the provisions of this Promissory Note or any other statement, instrument, or transaction contemplated or relating hereto those provisions giving Payee the greater right shall govern.

Notices, Etc. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, sent by facsimile transmission to the telephone number as may hereinafter be designated by the recipient to the sender, or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address as may hereafter be designated by the addressee to the addresser. All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of facsimile transmission, on the date of transmission, and (c) in the case of mailing, on the third day after the posting thereof.

IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the ________________.

EPIEN MEDICAL, INC.

Reginald Dupré
Chief Executive Officer

Exhibit A

WARRANT

FOR

SHARES OF EQUITY SECURITIES

OF

EPIEN MEDICAL, INC.

For value received, __________, or its successors or assigns (“Holder”), is entitled to subscribe for and purchase from EPIEN Medical, Inc., a Minnesota corporation (the “Company”), up to _________ (_________________) fully paid and nonassessable shares of the Company’s Common Stock, par value $0.01 per share (“Equity Securities”), or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at ___________ ($________) per share, subject to adjustments as noted below (the “Warrant Exercise Price”).

This warrant may be exercised by Holder at any time or from time to time on or prior to the ________ anniversary of the date hereof.

This warrant is subject to the following provisions, terms and conditions:

1. (a) The rights represented by this warrant may be exercised by Holder, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required), together with the exercise form attached hereto, at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. For each partial exercise, Holder shall purchase a minimum of one thousand (1,000) shares, or, if the number of shares available for exercise under this warrant is less than such minimum number, the balance of the shares available for exercise under this warrant. The shares so purchased shall be deemed to be issued immediately prior to the close of business on the date the Company receives this warrant, a completed exercise form, all documents the Company may reasonably request from Holder for the purpose of complying with applicable securities and other laws, and payment for the number of shares being acquired upon exercise of this warrant. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to Holder after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to Holder. No fractional shares shall be issued upon the exercise of this warrant.

(b) In lieu of payment, the rights represented by this warrant may also be exercised by a written notice of exercise delivered to the Company at least fifteen (15) business days prior to the intended date of exercise specifying that Holder wishes to convert all or part of this warrant into that number of shares of the Equity Securities as follows: the number of shares of the Equity Securities equal to the quotient of: (i) the difference between (A) the Per Share Price (as defined hereinafter) of the Equity Securities, less (B) the Warrant Exercise Price then in effect, multiplied by the number of shares of Equity Securities Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares Holder may designate in the case of a partial exercise of this warrant); over (ii) the Per Share Price. Such conversion shall be exercised with respect to not less than the lesser of one thousand (1,000) shares, or the balance of shares available upon exercise or conversion of this warrant.

(c) For purposes of clause (b) this Section 1, “Per Share Price” means (i) if the Equity Securities are listed or admitted to unlisted trading privileges on any national securities exchange or are not so listed or admitted but transactions in the Equity Securities are reported on the Nasdaq National Market, the reported closing price of the Equity Securities on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such days, as of the next preceding day on which there was such a trade); or (ii) if the Equity Securities are not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefore in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or (iii) if the Equity Securities are not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company’s Board of Directors determines in good faith in the exercise of its reasonable discretion.

2. (a) If, at any time during the period beginning on the date six (6) months after the closing of an initial public offering of the Company’s equity securities, which offering generates gross proceeds of not less than $5,000,000 and is underwritten on a “firm” basis (“Initial Public Offering”), the Company proposes to register the sale of any of its shares of Common Stock under the Securities Act of 1933, as amended (the “Act”), on any registration form which permits resales of securities by security holders of the Company, the Company will give written notice to Holder of its intention to do so and, upon the written request of Holder received by the Company within fifteen (15) days after delivery by the Company of any such notice, the Company will act to cause all Equity Securities for which Holder shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company.

(b) If any such registration shall be underwritten in whole or in part, the Company may require that the Equity Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Equity Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of Common Stock offered in the underwritten offering, the number of Equity Securities requested to be included pursuant to this Section in the underwritten public offering may be reduced at the discretion of such underwriter.

(c) Any costs and expenses related to any registration pursuant to this Section shall be borne by the Company, provided, that Holder shall bear expenses including, but not limited to, underwriting commissions applicable to its shares, fees of its legal counsel and fees and expenses relating to qualifications under state securities or blue sky laws incurred by the Company on behalf of Holder.

(d) Notwithstanding anything herein to the contrary, the Company may delay filing a registration statement, and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might adversely affect the Company.

(e) The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this Section, with respect to Holder, only for such period as the Company shall be obligated to maintain effectiveness of the underlying registration statement. If, after the registration statement becomes effective, the Company advises Holder that the Company considers it appropriate for the registration statement or any prospectus related thereto to be amended, Holder shall immediately suspend any further sales of its registered shares until the Company advises it that the registration statement or prospectus has been amended.

(f) Holder shall furnish in writing to the Company all information as may be reasonably requested by the Company or required under applicable securities law in connection with any registration of Equity Securities including, but not limited to, the proposed method of sale or other disposition of the registered shares and any compensation payable in connection therewith. Holder shall comply with the provisions of applicable securities law in connection with the registration of shares and the disposition thereof.

(g) In connection with any registration statement in which the Equity Securities are included, Holder shall indemnify the Company, its directors and officers and each person who controls the Company, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) The Company’s obligation to include the Equity Securities in a registration under this Section shall terminate on the earlier of the close of business on the date three (3) years from the date of this warrant or the date on which, in the opinion of legal counsel to the Company, the Equity Securities may be transferred within a 90-day period, or reissued without restriction, in compliance with the provisions of Rule 144 under the Act, or any successor provision.

3. (a) For purposes of this Section, a “Change in Control” of the Company will mean (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Company, (ii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act of 1934, as amended (the “Exchange Act”)) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (iii) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors.

(b) If a Change in Control of the Company occurs, this warrant will immediately be exercised in full, without any action required by Holder, and the Company shall deliver to Holder the number of shares of the Equity Securities equal to the value of the warrant, or any portion thereof if some portion was previously exercised in part, at the time the Change of Control occurs (determined by finding the quotient of: (i) the difference between (A) the Per Share Price of the Equity Securities immediately prior to the Change in Control, less (B) the Warrant Exercise Price in effect immediately prior to the Change in Control, multiplied by the number of shares of Equity Securities that Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of Section 1; over (ii) the Per Share Price).

4. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of Common Stock.

5. The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this section 5.

(a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of the Common Stock.

(b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that Holder shall be entitled to receive stock, securities or assets with respect to or in exchange for the Equity Securities, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Equity Securities immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if it had exercised this warrant and had received such shares of Equity Securities prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

(c) Upon each adjustment of the Warrant Exercise Price, Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. This warrant shall not entitle Holder to any voting rights or other rights as shareholders of the Company.

7. (a) Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this warrant or transferring any shares of the Company’s Equity Securities issuable or issued upon the exercise of this warrant of Holder’s intention to do so, describing briefly the manner of any proposed transfer of this warrant or such Holder’s intention as to the shares of Equity Securities issuable upon the exercise hereof or the intended disposition to be made of shares of Equity Securities upon such exercise. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this warrant or the shares of Equity Securities issuable or issued upon the exercise hereof, the Company, as promptly as practicable, shall notify such Holder of such opinion, whereupon such Holder shall be entitled to transfer this warrant, or to exercise this warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Equity Securities received upon the previous exercise of this warrant, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this warrant or the certificates for such shares.

(b) If the Company conducts an initial public offering of its Common Stock, Holder shall not, without the prior written consent of the Company and the managing underwriter in such offering: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Equity Securities; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any right to purchase any of the Equity Securities; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Equity Securities. Such restrictions shall be effective for a period of time equal to the period during which the managing underwriter imposes such transfer restrictions on the Company’s officers and directors; provided, that in no event shall the restricted period applicable to Holder exceed one hundred eight (180) days after effectiveness of the Company’s registration statement filed with the Securities and Exchange Commission with respect to such offering.

8. Subject to the provisions of section 7, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by Holder in person or by duly authorized attorney, upon surrender of a form of assignment as attached and this warrant properly endorsed to any person or entity who represents in writing that he/she/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Each Holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

9. At the request of Holder in connection with a transfer or exercise of a portion of the warrant, upon surrender of the warrant for such purpose to the Company, the Company will issue and exchange warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of Common Stock as shall be designated by Holder at the time of such surrender, provided, however, that the Company’s obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable securities laws.

10. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the _______ day of ________.

EPIEN Medical, INC.

Reginald R. Dupre
Chief Executive Officer

WARRANT EXERCISE

(To be signed only upon exercise of warrant)

The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder,       of the shares of Common Stock of EPIEN Medical, Inc., to which such warrant relates and herewith makes payment of $     therefor in cash or by check or elects to exercise the conversion right provided for in Section 1(b) of such warrant and requests that the certificates for such shares be issued in the name of, and be delivered to     ______________, whose address is set forth below the signature of the undersigned.

Dated: __________________________	_________________________________
(Signature)
_________________________________
_________________________________
_________________________________
(Address)

RESTRICTIONS ON TRANSFER

The security evidenced hereby has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the holder of this security (concurred in by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.

Sale or transfer of the shares of common stock issuable upon exercise of this security is further restricted for up to 180 days following an initial public offering of securities of the company by the terms of a subscription agreement, a copy of which is available for inspection at the offices of the company.

WARRANT ASSIGNMENT

(To be signed only upon transfer of warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto      the purchase right represented by the foregoing warrant to purchase the shares of Common Stock of EPIEN Medical, Inc., to which such warrant relates and appoints ___ attorney to transfer such purchase right on the books of    __, with full power of substitution in the premises.

Dated: __________________________	_________________________________
(Signature)
_________________________________
_________________________________
_________________________________
(Name and Address of Transferee)

Option A

AMENDMENT NO. 1

TO PROMISSORY NOTE AND WARRANT

This Amendment No. 1 to Promissory Note and Warrant is entered into effective as of (date) (the “Amendment Effective Date”), by and between EPIEN Medical, Inc., a Minnesota corporation (the “Company”) and (name) (the “Lender”).

RECITALS

WHEREAS, the parties have entered into that certain Bridge Loan Agreement, dated as of (date) (the “Bridge Loan Agreement”), Promissory Note, dated as of (date) (the “Promissory Note”), and Warrant, dated as of (date) (the “Warrant”, and together with the Bridge Loan Agreement and Promissory Note, the “Bridge Loan Documents”); and

WHEREAS, pursuant to a plan of reorganization adopted by the Company, the Company and the Lender desire to amend certain terms and conditions contained in the Promissory Note to extend the Lender’s rights to convert the Promissory Note in the event that the Promissory Note has become due upon the Due Date, as defined therein; and

WHEREAS, in connection with the amendment of the Promissory Note, the parties desire to amend the Warrant to extend the expiration date, as provided herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein, the legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendments to the Promissory Note. The provision under Section 2 of the Promissory Note titled “Upon Due Date” is hereby amended and restated in its entirety to read:

“Conversion. Payees may elect to convert all of the then outstanding Principal and accrued interest due under this Promissory Note into shares of Common Stock of the Company, $0.01 par value per share (the “Common Stock”), by giving written notice of such election to the Company at any time. For purposes of conversion under this provision, the conversion price per share for the shares of Common Stock purchased by Payees pursuant to conversion of this Promissory Note shall be a twenty-five percent (25%) discount of the current stock price as determined by the Company’s Board of Directors. In lieu of issuing fractional shares, the Company shall pay all of the cash value of any fractional interest to Payees.”

2. Amendment to the Warrant. The second paragraph of the Warrant is hereby amended and restated in its entirety to read:

“This warrant may be exercised by Holders at any time or from time to time on or prior to September 30, 2016.”

3. Remainder of Agreements Unchanged. Except as amended hereby, the Bridge Loan Documents shall otherwise remain unchanged and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Promissory Note and Warrant to be executed by their duly authorized representatives below as of the date first set forth above.

EPIEN MEDICAL, INC.
a Minnesota corporation

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Promissory Note and Warrant]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Promissory Note and Warrant to be executed by their duly authorized representatives below as of the date first set forth above.

LENDER:

(Print Lender Name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

(Date)

[Signature Page to Amendment No. 1 to Promissory Note and Warrant]